Exhibit 10.4

FIRST AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This First Amendment to Administrative Services Agreement (the “Amendment”) dated August 1, 2006 is by and between North Carolina Radiation Therapy Management Services, Inc., a North Carolina corporation (“MANAGEMENT SERVICES”) and Radiation Therapy Associates of Western North Carolina, P.A., a North Carolina professional corporation (“PC”). The terms defined in this Amendment shall have the same meaning set forth in the Administrative Services Agreement unless otherwise set forth herein.

WITNESSETH:

WHEREAS, MANAGEMENT SERVICES and PC are parties that certain Administrative Services Agreement entered into as of January, 2002 (the “Administrative Services Agreement”);

WHEREAS, the parties desire to amend the Administrative Services Agreement to clarify each party’s obligations with respect to fees for professional services;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1.10. Fees for Professional Services. of the Administrative Services Agreement is hereby amended in its entirety as follows:

“1.10. Fees for Professional Services. MANAGEMENT SERVICES shall be solely responsible for routine ordinary legal, accounting and other professional services incurred by the PC in operating the Practice absent a violation by the PC of any provisions of this Agreement; provided, however, PC shall be responsible for the cost of, and reimburse MANAGEMENT SERVICES for, the out-of pocket expenses incurred by MANAGEMENT SERVICES from time in connection with any additional or extraordinary professional services rendered for the benefit of the PC.”

2. Except as set forth herein, the Administrative Services Agreement shall in all respects continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. This Amendment may be signed in one or more counterparts and by facsimile, all of which shall be considered one and the same agreement.

[The remainder of the page is blank and the signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth herein.

NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ David M. Koeninger
Name:	David M. Koeninger
Title:	Vice President

RADIATION THERAPY ASSOCIATES OF WESTERN NORTH CAROLINA, P.A.

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz
Title:	Vice President